EXHIBIT 10.11
                                    GUARANTY
                                    --------

                  This GUARANTY is made as of January 26, 2005 (this "Guaranty"), by and among Adsero Corp. ("Adsero"), YAC-Corp. ("YAC") and Tecknolaser USA Inc. ("TUSA"), each a Delaware corporation (each, a "Guarantor" and collectively, the "Guarantors"), each with its mailing address at the location set forth opposite its respective signature block on the signature pages hereto, and Barrington Bank International Limited, a Bahamian banking company (hereinafter the "Lender").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, Lender and Teckn-O-Laser Company, a Nova Scotia unlimited liability company ("Borrower") have entered into a certain Loan Agreement in the principal amount of Cdn.$2,000,000, dated as of the date hereof (as the same may hereinafter be amended, restated, supplemented or otherwise modified, the "Loan Agreement", all terms capitalized herein but not defined herein having the respective meaning set forth in the Loan Agreement);

                  WHEREAS, (i) Lender made the loan directly to Borrower at the instruction of Adsero, which will become the indirect owner of a majority interest in Borrower upon the completion of the transactions contemplated in that certain Funding and Payoff Agreement dated as of the date hereof by and among, inter alia, the Guarantors and the Lender, and (ii) each of YAC and TUSA, which are or will become "parent" or "sister" companies to Borrower, will receive benefits from the Loan Agreement in the form of greater liquidity and working capital available through its common parent , and such benefits are commensurate with the risk undertaken by each of YAC and TUSA pursuant to this Guaranty; and

                  WHEREAS, as a condition to Lender's agreement to enter into the Loan Agreement, Lender has required that the Guarantors jointly and severally guaranty (x) the payment by Borrower of its obligations and liabilities under the Loan Agreement and (y) the performance by Borrower of all of Borrower's covenants, agreements and obligations under the Loan Agreement and the other Loan Documents (the obligations and liabilities described in clauses
(x) and (y) are collectively referred to herein as the "Guaranteed
Obligations").

                  NOW, THEREFORE, the Guarantors hereby agree with Lender as follows:

         Section 1. Guaranteed Obligations. The Guarantors hereby jointly and severally, and unconditionally, (a) guarantee to Lender the full and faithful performance of the Guaranteed Obligations and (b) covenant to Lender that if Borrower shall at any time default or breach in performing Borrower's obligations under the Loan Agreement and/or any other Loan Document, the Guarantors shall perform the Guaranteed Obligations, and pay to Lender the amounts outstanding under the Loan Agreement and any other amounts payable by Borrower under the Loan Documents, and also all damages that may arise in consequence of the non-performance of the Guaranteed Obligations, or any of them. The Guarantors hereby jointly and severally agree to pay to Lender on demand, all expenses (including, without limitation, reasonable attorneys' fees and disbursements) of, or incidental to, or relating to the enforcement or protection of Lender's rights hereunder or under the Loan Agreement.

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         Section 2. Nature of Guaranty. Each Guarantor hereby reaffirms that this Guaranty is not merely a guaranty of collection, is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, including Guaranteed Obligations arising or accruing before or after bankruptcy of Borrower or any beneficial owner of Borrower (each, an "Obligor Party"), and to all other obligations of Borrower or any other Obligor Party under the Loan Agreement. Each Guarantor's guarantee of the Guaranteed Obligations is irrevocable under any circumstances whatsoever. Lender may enforce this Guaranty against any Guarantor for payment of any amounts due under or performance of any of the Guaranteed Obligations as they become due and without first making demand or instituting collection or other proceedings against Borrower, any Guarantor or any other Person. Each Guarantor's liability for the Guaranteed Obligations is hereby declared by mutual agreement to be primary, and not secondary.

         Section 3. Statute of Limitations. Each Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against such Guarantor caused by such Guarantor's failure to honor a demand for payment or performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon such Guarantor, Lender reaches an agreement with Borrower or such Guarantor on any terms causing Lender to forbear in the enforcement of its demand upon such Guarantor, the statute of limitations shall be reinstated and shall run for its full duration from such time that Lender subsequently makes demand upon such Guarantor.

         Section 4. Remedies. Lender shall not be required, as a condition precedent to making a demand upon any Guarantor under this Guaranty, to make demand upon Borrower, any other Guarantor, or any other Person, or to exhaust its remedies against Borrower, any Guarantor or any other Person. The obligations and duties of each Guarantor hereunder are independent of the obligations and duties of Borrower under the Loan Agreement and a separate action or actions may be brought and prosecuted against each Guarantor hereunder, whether or not (x) an action is brought against Borrower under the Loan Agreement or against any other Person, (y) Borrower, any Guarantor or any other Person may be joined in any such action or actions, and (z) an action or actions may be brought against any other Guarantor or any other Person. No liability of any Guarantor hereunder shall be affected by or limited by (a) any direction or application of payment by Borrower or by any other party, (b) any other guaranty of any other party as to Borrower's obligations under the Loan Agreement or (c) any payment to Lender of Borrower's Obligations that Lender repays pursuant to the order or direction of a court of competent jurisdiction in connection with any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor hereby waives any right to the deferral, modification or limitation of its respective obligations hereunder by reason of any such proceeding. In furtherance of Section 8 hereof, no Guarantor shall be released from its obligations hereunder by any act or occurrence which might vary the risk or affect the rights or remedies of such Guarantor with respect to its obligations hereunder.

         Section 5. Representations, Warranties. The Guarantors hereby jointly and severally represent and warrant to, and covenant and agree with, Lender that:

                  (a) Each Guarantor is duly and validly organized and existing under the laws of its jurisdiction of incorporation or organization and has all requisite power and

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authority (including, without limitation, all governmental licenses, permits and other approvals) to (i) carry on its business as now conducted and (as of the date hereof) as proposed to be conducted and (ii) provide this Guaranty to Lender.

                  (b) The execution, delivery and performance by each Guarantor of this Guaranty, and the performance of each Guarantor's obligations hereunder, are within each Guarantor's powers, have been duly authorized by all necessary action, and do not (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (ii) conflict with or (with the passage of time, giving of notice or both) result in the breach of, or constitute a default or event of default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Guarantor, any of its direct or indirect subsidiaries or any of their respective assets or property, or (iii) result in or require the creation or imposition of any lien upon or with respect to any of the properties of any Guarantor, except for liens permitted under the Loan Agreement. No Guarantor is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (c) No authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Guarantor of this Guaranty.

                  (d) This Guaranty has been duly executed and delivered by each Guarantor. This Guaranty is the legal, valid and binding obligation of each Guarantor, enforceable against all Guarantors in accordance with its terms.

                  (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been either satisfied or waived.

                  (f) Each Guarantor has, independently and without reliance upon the Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

                  (g) Each Guarantor is solvent: its assets exceed its liabilities; it is able to pay its obligations as they become due and payable in the ordinary course; and it does not have an unreasonably small capitalization for the business and/or activities to be conducted by such Guarantor. No Guarantor's execution of this Guaranty renders the preceding sentence inaccurate.

                  (h) Such Guarantor is not (i) presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return, or (ii) involved in a dispute with any taxing authority over any amounts due.

                  (i) No information, exhibit, document or report furnished by such Guarantor in connection with this Guaranty or pursuant to the terms of the Loan Agreement, nor any periodic report filed by Adsero with the U.S. Securities and Exchange Commission, contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading at the time made. All representations and warranties in

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the Loan Agreement relating to each Guarantor are hereby incorporated herein by reference.

                  (j) Adsero will timely file all periodic reports required under the Securities Exchange Act of 1934, as amended, and, within the time period set forth in the Loan Agreement, shall deliver to Lender true, correct and complete (including exhibits) copies thereof.

                  (k) Except as disclosed in Adsero's periodic filings with the Securities and Exchange Commission, there is no action, suit, investigation, litigation or proceeding affecting such Guarantor pending or threatened before any court, governmental agency or arbitrator.

                  (l) No Guarantor (i) has any obligation under any contract, agreement, instrument or other document, and (ii) is subject to any charter or corporate or other restriction, that could adversely affect the performance of such Guarantor's obligation hereunder. All material contracts of Adsero and any subsidiary of Adsero are set forth in the exhibits to its most recently filed annual report on Form 10-KSB or the Forms 10-QSB filed thereafter.

                  (m) For years in which taxes were payable, each Guarantor has filed, or has caused to be filed (or is included in the filings of), all tax returns (Federal, state, local and foreign) required to be filed by it and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  (n) No bankruptcy, reorganization or insolvency proceedings are pending by or against any Guarantor or any holder of its Equity Securities. Adsero has provided Lender with a true, correct and complete copy of the bankruptcy court's confirmation of its plan of reorganization.

                  (o) Neither YAC nor any subsidiary of YAC (other than Borrower) shall (i) engage at any time in any commercial enterprise or activity or engage in any transactions other than owning (directly or indirectly, as applicable) Borrower, or (ii) cause, suffer or permit any Liens on any of its assets.

         Section 6. Marshaling of Assets. Lender may proceed against any assets of each and any Guarantor (or all Guarantors) and against parties liable therefor in such order as it may elect, and no Guarantor shall be entitled to require Lender to marshal assets. Each Guarantor hereby waives, to the maximum extent permitted by law, the benefit of any rule of law or equity to the contrary.

         Section 7. Release of Liable Parties. Lender may, in its sole discretion and with or without consideration or affecting any Guarantor not named in the operative instruments or documents, release, compromise or settle with any Person therefor including, without limitation, any Guarantor. The defenses of impairment of collateral and impairment of recourse and any requirements of diligence on Lender's part in collecting the Guaranteed Obligations are hereby expressly waived by each Guarantor.

         Section 8. No Limitation of Liability. Each Guarantor's liability hereunder shall be absolute and unconditional, and shall in no way be limited or impaired by, and each Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions

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of the Loan Agreement, this Guaranty or any other instrument made to or with
Lender by Borrower or any Guarantor. In addition, no Guarantor's liability hereunder shall in any way be limited or impaired by any or all of the following:

                  (a) the failure of Lender to exercise or to exhaust any right or remedy or take any action against Borrower;

                  (b) any change in the time, manner or place of payment or performance, of all or any of the obligations of Borrower under the Loan Agreement or any extensions of time for payment or performance, whether in whole or in part, of the terms of the Loan Agreement on the part of Borrower to be paid, performed or observed, as applicable;

                  (c) any failure or delay of Lender to exercise, or any lack of diligence in exercising, any right or remedy with respect to the Loan Agreement or this Guaranty;

                  (d) any dealings or transactions between Lender and Borrower, whether or not the respective Guarantor shall be a party to or cognizant of the same, other than the payment of the Guaranteed Obligations;

                  (e) any financial decline, bankruptcy, insolvency, assignment for the benefit of creditors, receivership, trusteeship or dissolution of or affecting Borrower;

                  (f) any other guaranty now or hereafter executed by such Guarantor or any other Person, the release of any other Person from or failure of any other Person to assume liability for the payment, performance or observance of the Guaranteed Obligations or any of the terms of the Loan Agreement, or any other agreement on the part of Borrower to be paid, performed or observed whether by operation of law or otherwise;

                  (g) any rights, powers or privileges Lender may now or hereafter have against any Person or collateral in respect of the Guaranteed Obligations;

                  (h) the failure to give the relevant Guarantor any notices whatsoever (the Guarantors hereby jointly and severally agreeing that upon Borrower's failure to perform the Guaranteed Obligations, the Guarantors shall perform such Guaranteed Obligations immediately upon request from Lender);

                  (i) any other circumstance which might in any manner or to any extent constitute a defense available to Borrower, or vary the risk of any Guarantor, or might otherwise constitute a legal or equitable discharge or defense available to a surety or guarantor, whether similar or dissimilar to the foregoing;

                  (j) any and all notice of the creation, renewal or extension of the Guaranteed Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of the Guaranty;

                  (k) any change, restructuring or termination of the structure or existence of Borrower (provided that this clause (k) shall not be deemed a consent to any such change, restructuring or termination of Borrower's structure);

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                  (l) the release of Borrower or any other party from
performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law, Lender's voluntary act, or otherwise; or

                  (m) the invalidity, irregularity or unenforceability, in whole or in part, of this Guaranty or the Loan Agreement, and, in any such case, whether with or without notice to Guarantor and with or without consideration.

         Section 9. Waivers. To the maximum extent permitted by law, each Guarantor expressly waives the following:

                  (a) notice of acceptance of this Guaranty and of any change in the financial condition of Borrower;

                  (b) any requirement of promptness, diligence, presentment, protest, demand for payment, notice of dishonor, notice of default, and all other actions or notices that may otherwise be required on Lender's part in connection with the Guaranteed Obligations and/or this Guaranty other than any notices expressly required pursuant to the Loan Agreement;

                  (c) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship;

                  (d) all rights and remedies accorded by applicable laws to guarantors, or sureties, including, without being limited to, any extension of time conferred by any laws now or hereafter in effect;

                  (e) the right to interpose any setoff or counterclaim of any nature or description in any action or proceeding arising hereunder or with respect to this Guaranty;

                  (f) any right or claim of right to cause a marshaling of the assets of Borrower or to cause Lender to proceed against Borrower and/or any Collateral held by Lender at any time or in any particular order;

                  (g) any defense based on the failure to make such Guarantor a defendant in any action under the Loan Agreement;

                  (h) further to Section 3, the benefit of any statute of limitations which may affect its liability hereunder or the enforcement hereof. Any payment by Borrower or other circumstance that operates to toll any statute of limitations as to Borrower shall not operate to toll the statute of limitations as to any Guarantor; and

                  (i) any other defense or discharge of its obligations hereunder otherwise available to such Guarantor at law or at equity.

         Section 10. Bankruptcy. Notwithstanding anything to the contrary contained herein, each Guarantor's liability shall extend to all amounts and the performance of all Guaranteed Obligations that would be owed or be required to be performed by Borrower under the Loan Agreement but for the fact that they are unenforceable, disaffirmed, rejected or not allowable due

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to the existence of a bankruptcy, reorganization or similar proceeding involving
Borrower. Without limiting the foregoing, no Guarantor's obligation to perform or to make payment in accordance with this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of Borrower or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of Title 11 of the United States Code (collectively with the insolvency laws of any other applicable jurisdiction, the "Bankruptcy Code") or other statute or from the decision of any court interpreting any of the same. Each Guarantor shall, at the option of Lender, its successors and assigns, take over and pay and perform each and every obligation of Borrower pursuant to the Loan Agreement and, as applicable, the Loan Documents to which Borrower is a party for the full term thereof, notwithstanding any statutory right of termination given to bankrupts, insolvents or trustees thereto.

         Section 11. Currency of Payments; Taxes. (a) Any and all amounts required to be paid by the Guarantors hereunder shall be paid in lawful money of the United States of America (provided that the amount received by lender when converted into Canadian dollars results in payment to Lender of an amount at least equal to the amount of the unpaid Guaranteed Obligations) or Canadian dollars and in immediately available funds to Lender. Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Lender on account of its liability hereunder, it will notify Lender in writing that such payment is made under this Guaranty for that purpose.

                  (b) Each Guarantor agrees to make payment to Lender of all amounts for which such Guarantor is liable hereunder forthwith after demand in writing by Lender, free and clear and, except as otherwise required by law, without deduction for any present or future taxes, charges or withholdings of any kind, including without limitation, any taxes required by Section 1441 et seq. of the Internal Revenue Code of 1986, as amended; provided, however, that in the event such Guarantor is required by law to make any such deduction or withholding, the amount paid to Lender pursuant to this Guaranty shall be increased such that the net amount received by Lender is equal to the amount Lender would have received if no such deduction or withholding were made.

         Section 12. Further Assurances. Each Guarantor agrees to execute such additional documents and instruments as Lender may reasonably require to implement the provisions hereof.

         Section 13. Certified Statement. Each Guarantor agrees that it will, from time to time, within ten (10) days following receipt of a request from Lender, execute and deliver to Lender a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that the same is in full force and effect as modified and stating such modifications).

         Section 14. Notices.

                  (a) Any notice, report, demand, approval or other instrument authorized or required by this Guaranty to be given or furnished shall be in writing and shall be deemed given or furnished when given or furnished as set forth in the Loan Agreement. Each

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Guarantor's address and contact information is the same as that of Borrower
(subject to the modification of the recipient company's name).

                  (b) Any party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice.

         Section 15. No Waiver; Failure to Perform. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Furthermore, no failure by Lender to make any demand or to collect any payments hereunder shall relieve any Guarantor of its respective obligations or liabilities hereunder, nor shall it impair or affect the rights and remedies of Lender against any Guarantor hereunder. All remedies afforded to Lender by reason of this Guaranty or the Loan Agreement are separate and cumulative remedies and each one of such remedies, whether exercised by Lender or not, shall not be deemed to be exclusive of any of the other remedies available to Lender and shall not limit or prejudice any other legal or equitable remedy which Lender may have under this Guaranty or the Loan Agreement. If a Guarantor shall fail to perform the Guaranteed Obligations in accordance with the terms hereof, Lender may, but shall not be obligated to, in addition to any other rights or remedies available to Lender, take such action personally or by its agents or attorneys, without any notice, demand, presentment or protest (each and all of which are hereby waived), as Lender deems necessary or advisable to protect and enforce Lender's rights and remedies hereunder, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender, in its sole discretion may determine, without impairing or otherwise affecting its other rights or remedies hereunder, at law or in equity:

                  (a) perform or cause the performance of any actions necessary to obtain payment and performance of the Guaranteed Obligations;

                  (b) pay, remove, release, discharge, bond, settle or cause the payment, removal, discharge, bonding or settlement of any lien, claim or demand, the removal, release, discharge, bonding, settlement or payment of which is guaranteed hereunder;

                  (c) cause compliance with all legal requirements which must be complied with in connection with the payment and performance of the Guaranteed Obligations; and

                  (d) obtain any permits or licenses required in connection with payment and performance of the Guaranteed Obligations.

         Subject to the provisions of Section 1 hereof, in the event that Lender shall perform any of the acts described in this Section 15, the Guarantors upon demand by Lender

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jointly and severally agree to reimburse Lender for the full amount of any sums paid and costs and expenses incurred by Lender in connection therewith, including, without limitation, reasonable attorney's fees and disbursements.

                  Each Guarantor acknowledges and agrees that it is and will in the future be impossible to accurately measure the damages to Lender resulting from a breach of the Guaranteed Obligations; that such a breach will cause irreparable injury to Lender and that Lender has no adequate remedy at law in respect of such a breach; and, as a consequence, agrees that the covenants herein shall be specifically enforceable against each Guarantor; and each Guarantor hereby waives and shall not assert any defense based on the denial of any of the foregoing in any action for the specific performance of such covenants.

         Section 16. Continuing Guaranty. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or the reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         Section 17. Trial by Jury; Injunctive Relief; Counterclaim, Consolidation. EACH GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER HEREON, ANY AND EVERY RIGHT SUCH GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, OR BY REASON OF OR RELATING TO, THE INTERPRETATION, BREACH OR ENFORCEMENT HEREOF, (III) INTERPOSE ANY COUNTERCLAIM (OTHER THAN MANDATORY COUNTERCLAIMS) THEREIN AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

         Section 18. Governing Law. The terms and provisions hereof and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard for conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

         Section 19. Submission to Jurisdiction, Service of Process.

                  (a) All disputes arising out of or relating to this Guaranty and all actions to enforce this Guaranty shall be adjudicated in the State courts of New York or the federal courts sitting in the City of New York, or the courts of the District of Montreal and Province of Quebec (and for purposes of any action in Canada, Section 2(k) in Schedule I to the Loan Agreement is hereby incorporated herein by reference) and each Guarantor and (by its acceptance hereof) Lender each hereby irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding arising out of or relating to this Guaranty or in any action to enforce this Guaranty. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Section 19, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction over a Guarantor and/or Lender in any such court.

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                  (b) Provided that service of process is effected upon a
Guarantor or Lender in one of the manners hereafter specified or as otherwise permitted by law, each Guarantor and (by its acceptance hereof) Lender irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in any court which is mentioned in this Section 19 or (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Provided that service of process is effected upon the applicable Guarantor in one of the manners specified in this Section 19 or as otherwise permitted by law, each Guarantor agrees that any final judgment from which such Guarantor has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon such Guarantor and may, so far as is permitted under the applicable law, be enforced in any domestic or foreign courts to the jurisdiction of which the applicable Guarantor is subject.

                  (c) Each Guarantor and (by its acceptance hereof) Lender hereby consents to process being served in any suit, action or proceeding relating to this Guaranty either by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor and Lender, as applicable, at the address referenced in Section 14(a) hereof or (ii) personal delivery of a copy thereof to the applicable Guarantor and Lender, as applicable, on a Business Day at the address referenced in
Section 14(a) hereof.

                  (d) Nothing in this Section Section 19 shall affect the right of Lender or a Guarantor to serve process in any manner permitted by law or limit the right of Lender pursuant to applicable law to bring proceedings against the other in the courts of any jurisdiction or jurisdictions.

         Section 20. Savings Clause. It is the intent of each Guarantor and Lender that each Guarantor's maximum obligations hereunder shall be equal to, but not in excess of:

                  (a) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to Lender) to be avoidable or unenforceable against the Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (b) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws, whether of a state or a foreign jurisdiction), the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to Lender) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive laws under which the possible avoidance or unenforceability of the Obligations (or any other obligations of such Guarantor to Lender) shall be determined in any such case or proceeding

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shall hereinafter be referred to as the "Avoidance Provisions").

                  To the end set forth in this Section 20, but only to the extent that the Obligations would otherwise be subject to avoidance under the Avoidance Provisions if (y) a Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Obligations, or
(z) the Obligations would cause such Guarantor to fail to be Solvent (as of the time any of the Obligations is deemed to have been incurred under the Avoidance Provisions), the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations (or any other obligations of such Guarantor to the Lender), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 20 is intended solely to preserve the rights of the Lender hereunder to the maximum extent that would not cause the Obligations of a Guarantor to be subject to avoidance under the Avoidance Provisions, and no Guarantor nor any other Person shall have any right or claim under this Section 20 as against the Lender that would not otherwise be available to such Person under the Avoidance Provisions.

         Section 21. Severability. Any provision in this Guaranty that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Guaranty are declared to be severable.

         Section 22. Recitals; Integration; Security. The recitals to this Guaranty are incorporated by reference herein as though set forth at length herein and are acknowledged by each Guarantor to be true and correct. The obligations of each Guarantor are secured pursuant to a pledge and/or security agreement, and this Guaranty, together with such pledge and security agreements and the Loan Agreement and the other Loan Documents, comprise the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof and may not be terminated, amended or modified, in any manner unless by a writing signed by Lender or its successors or assigns.

         Section 23. Time of Essence. Time is of the essence with respect to each Guarantor's obligations under this Guaranty.

         Section 24. Successors and Assigns. This Guaranty shall inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns or by any Person to whom Lender's interest in the Loan Agreement may be assigned. Wherever in this Guaranty reference is made to Lender or Borrower, the same shall be deemed to refer also to the then successor or assign of Lender or Borrower.

         Section 25. Modification. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and shall be effective only in the specific instance and for the specific purpose for which given.

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         Section 26. Headings. The headings used in this Guaranty are for convenience only and are not to be considered in connection with the interpretation or construction of this Guaranty.



                            [Signature Page is next]


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                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                        ADSERO CORP.


                                        By : /s/ William Smith
                                             -----------------
                                        Name: William Smith
                                        Title:



                                        TECKNOLASER USA INC.


                                        By : /s/ Yvon Leveille
                                             -----------------
                                        Name: Yvon Leveille
                                        Title:



                                        YAC CORP.


                                        By : /s/ William Smith
                                             -----------------
                                        Name: William Smith
                                        Title:


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